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                                                                EXHIBIT 10.40
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[LOGO OF BANK OF AMERICA]                             AMENDMENT TO DOCUMENTS
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                   AMENDMENT NO.2 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 2 (the "Amendment") dated as of December 18, 1996, is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and ST. JOHN KNITS, INC. (the "Borrower").

                                   RECITALS
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     A.  The Bank and the Borrower entered into a certain Business Loan
Agreement dated as of December 15, 1995, as previously amended (the
"Agreement").

     B.  The Bank and the Borrower desire to further amend the Agreement.

                                   AGREEMENT
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     1.  DEFINITIONS.  Capitalized terms used but not defined in this
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Amendment shall have the meaning given to them in the Agreement.

     2.  AMENDMENTS.  The Agreement is hereby amended as follows:
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         2.1   In subparagraph 1.1(a) of the Agreement, the amount "TWENTY-FIVE
               MILLION DOLLARS ($25,000,000)" is substituted for the amount "FIFTEEN MILLION DOLLARS ($15,000,000)."

         2.2 In Paragraph 1.2 of the Agreement, the date "MARCH 1, 1999" is substituted for the date "MARCH 1, 1998."

         2.3   Paragraph 2A of the Agreement is deleted in its entirety.

         2.4 In subparagraph 1.7(iii) and Paragraph 1.8 of the Agreement, the amount "EIGHT MILLION DOLLARS ($8,000,000)" is substituted for the amount "FIVE MILLION DOLLARS ($5,000,000)."

         2.5 The second sentence in paragraph (a), Article 2 of the Agreement is amended to read in full as follows:

               "The foreign exchange contract limit will be Seven Million U.S. Dollars (U.S. $7,000,000), and the settlement limit will be One Million Five Hundred Thousand U.S. Dollars (U.S. $1,500,000)".

         2.6 In Article 2, paragraph (k) of the Agreement, the amount "SEVEN HUNDRED THOUSAND U.S. DOLLARS (U.S. $700,000)" is substituted for the amount "FIVE HUNDRED FIFTY THOUSAND DOLLARS ($550,000)."

         2.7 In Paragraph 7.1 of the Agreement, the sentence "THE BORROWER WILL USE THE PROCEEDS OF FACILITY NO. 3 TO ACQUIRE AND DEVELOP
               (i) CERTAIN PROPERTIES LOCATED AT 17502, 17542 AND 17572 ARMSTRONG, IRVINE, CALIFORNIA, AND (ii) A RETAIL LOCATION LOCATED AT 51 EAST OAK ST., CHICAGO, ILLINOIS" is deleted in its entirety.

         2.8 In Paragraph 7.4 of the Agreement, the amount "EIGHTY MILLION DOLLARS ($80,000,000)" is substituted for the amount "FIFTY MILLION DOLLARS ($50,000,000)" and the date "NOVEMBER 3, 1996" is substituted for the date "DECEMBER 31, 1995."

         2.9 In subparagraphs 7.7(e) and 7.8(d) of the Agreement, the amount "SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000)" is substituted for the amount "FIVE HUNDRED THOUSAND DOLLARS ($500,000)."

         2.10  Paragraph 7.21 of the Agreement is deleted in its entirety.

         2.11 A new Paragraph 7.22 is added to the Agreement, which reads in its entirety as follows:

               "7.22 AUDITS. To allow the Bank and its agents to inspect the Borrower's properties and examine, audit and make copies of books and records at any reasonable time. If any of the Borrower's properties, books or records are in the possession of a third party, the Borrower authorizes that third party to permit the Bank or its
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               agents to have access to perform inspections or audits and to respond to the Bank's requests for information concerning such properties, books and records."

         2.12 A new Paragraph 9.13 is added to the Agreement, which reads in its entirety as follows:

               "9.13   DEFAULT UNDER RELATED DOCUMENTS.  Any other document
               required by this Agreement is violated or no longer in effect."

    3.  EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

        This Amendment is executed as of the date stated at the beginning of this Amendment.




BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION              ST. JOHN KNITS, INC.


/s/ ARTHUR P. CARTER                                /s/ ROGER G. RUPPERT
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BY:  ARTHUR P. CARTER, VICE PRESIDENT               BY:  ROGER G. RUPPERT,
                                                    SENIOR VICE PRESIDENT-
                                                    FINANCE AND CHIEF FINANCIAL
                                                    OFFICER





























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